SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_____
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15 (d)
OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (date of earliest event reported) November 21, 2003
Renaissance Mortgage Acceptance Corp.
(Exact name of registrant as specified in its charter)
Delaware (State or other jurisdiction of incorporation)	333-106896 (Commission File Number)	52-2356399 (IRS Employer ID Number)

1000 Woodbury Road, Woodbury, New York	11797
(Address of principal executive offices)	(Zip Code)
Registrant’s Telephone Number, including area code:	(516) 364-8500
N/A (Former name or former address, if changed since last report)

Item 5.

Other Events

Filing of Computational Materials.

This Current Report on Form 8-K is being filed to file copies of the Computational Materials (as defined below) prepared and distributed by Greenwich Capital Markets, Inc., in connection with the issuance by Renaissance Home Equity Loan Trust 2003-4 of Home Equity Loan Asset-Backed Certificates, Series 2003-4.  The term “Computational Materials” shall have the meaning given in the No-Action Letter of May 20, 1994 issued by the Securities and Exchange Commission (the “SEC”) to Kidder, Peabody Acceptance Corporation I, Kidder, Peabody & Co. Incorporated and Kidder Structured Asset Corporation, as made applicable to other issuers and Underwriter by the Commission in response to the request of the Public Securities Association dated May 24, 1994, and the supplemented in the No-Action Letter of February 17, 1995 issued by the SEC to the Public Securities Association.

Item 7.

Financial Statements, Pro Forma Financial Information and Exhibits.

(k)

Not applicable.

(l)

Not applicable.

(m)

Exhibits:

99.1

Computational Materials of Greenwich Capital Markets, Inc.

99.2

Legend of Citigroup Global Markets Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

RENAISSANCE MORTGAGE ACCEPTANCE CORP.

By:

/s/Dawn Ceccarini

Name:

Dawn Ceccarini

Title:

Vice President

Dated:  November 21, 2003

EXHIBIT INDEX

Exhibit

99.1	Computational Materials of Greenwich Capital Markets, Inc.
99.2	Legend of Citigroup Global Markets Inc.

EXHIBIT 99.1

EXHIBIT 99.2

Citigroup Global Markets Inc. Underwriters’ Legend

The information herein has been provided solely by Citigroup Global Markets Inc. ("CGM") based on information with respect to the mortgage loans provided by Delta Funding Corporation ("Delta") and its affiliates. Either Delta nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein.  The information herein is preliminary and supersedes any prior information and will be superseded by the prospectus supplement or Private Placement Memorandum and by any other information subsequently filed with the Securities and Exchange Commission. All assumptions and information in this report reflect CGM's judgment as of this date and are subject to change.  All analyses are based on certain assumptions noted herein and different assumptions could yield substantially different results. You are cautioned that there is no universally accepted method for analyzing financial instruments. You should review the assumptions; there may be differences between these assumptions and your actual business practices.  Further, CGM does not guarantee any results and there is no guarantee as to the liquidity of the instruments involved in this analysis.  The decision to adopt any strategy remains your responsibility.  CGM (or any of its affiliates) or their officers, directors, analysts or employees may have positions in securities, commodities or derivative instruments thereon referred to here, and may, as principal or agent, buy or sell such securities, commodities or derivative instruments.  In addition, CGM may make a market in the securities referred to herein.  Neither the information nor the assumptions reflected herein should be construed to be, or constitute, an offer to sell or buy or a solicitation of an offer to sell or buy any securities, commodities or derivative instruments mentioned herein.  No sale of any securities, commodities or derivative instruments should be consummated without the purchaser first having received a prospectus and, if required, prospectus supplement.  Finally, CGM has not addressed the legal, accounting and tax implications of the analysis with respect to you, and CGM strongly urges you to seek advice from your counsel, accountant and tax advisor.  A final Prospectus, Prospectus Supplement and Private Placement Memorandum may be obtained by contacting CGM's Mortgage Trading Desk at (212) 723-6217.